CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report dated December 20, 2000, which is incorporated by reference, in this Registration Statement (Form N-1A No. 33-84885) of DLJ Select Funds.

                                      ERNST & YOUNG LLP

New York, New York
December 29, 2000